Property and Equipment, Net (Tables)	12 Months Ended
Mar. 31, 2022
Property and Equipment, Net
Schedule of property and equipment, net

	Yen in thousands
	March 31,
	2022	2021
Capitalized software	¥34,928	¥—
Computers	999	999
Furniture and fixtures	632	632
Total property and equipment	36,559	1,631
Less: Accumulated depreciation and amortization	(2,399)	(1,537)
Total property and equipment, net	¥34,160	¥94